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                                                                    Exhibit 10.1
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                          AMENDMENT TO PROMISSORY NOTE


          AMENDMENT, made as of the 15th day of August, 1996, to the Promissory Note dated as of August 9, 1994 in the principal amount of $113,438 (the "Note"), from Frank A. Solomon ("Maker") to Integ Incorporated (formerly InoMet, Inc.), a Minnesota corporation (the "Lender").

          WHEREAS, the Compensation Committee of the Lender's Board of Directors has authorized an amendment to the Note to eliminate the minimum public offering price provision for acceleration of the maturity date of the Note; and

          WHEREAS, Maker wishes to amend the Note to eliminate the minimum public offering price provision for acceleration of the maturity date of the Note.

          NOW, THEREFORE, IT IS HEREBY AGREED that the Note shall be amended as follows:

          1. Elimination of Minimum Public Offering Price Requirement for Acceleration. The second paragraph of the Note is hereby amended in its entirety to read as follows:

          This Note matures on August 9, 1999 (the "Maturity Date"), and the outstanding principal amount of this Note shall be repaid in full, along with all accrued and unpaid interest, on the earlier of (i) the date of the closing of an initial public offering of stock of the Lender yielding gross proceeds of not less than $10,000,000 and (ii) the Maturity Date.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.


                                 INTEG INCORPORATED


                                 By  /s/ Mark B. Knudson
                                   ----------------------------------
                                   Mark B. Knudson, Ph.D.
                                   Chairman of the Board of Directors



                                   /s/ Frank A. Solomon
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